KPMG Audit Plc
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The Board of Directors
XL Capital Limited
Cumberland House
One Victoria Street
HAMILTON
HM11
Bermuda

7 August 2001



Dear Sirs



We consent to the inclusion of our report dated 24 July 2001 with respect to the Combined Statement of Asset and Liabilities of WIXL as of December 31, 2000, and the related Combined Statements of Revenues and Expenses, Changes in Net Assets and cash flows for the year ended December 31, 2000, which report appears in the form 8-K of XL Capital Ltd dated 9 August 2001.



Yours faithfully




KPMG Audit Plc